united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 06/30/2016

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2016

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Investment Partners Absolute Return Fund

PORTFOLIO REVIEW

June 30, 2016 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmarks:

			Annualized	Annualized	Cumulative	Annualized
	Six Months	One Year	Three Year	Five Year	Since Inception **	Since Inception **
Investment Partners Absolute Return Fund - Class A	(0.91)%	(14.98)%	(5.82)%	(5.29)%	(15.85)%	(2.64)%
Investment Partners Absolute Return Fund - Class A with load	(6.62)%	(19.84)%	(7.67)%	(6.41)%	(20.69)%	(3.53)%
S&P North American Natural Resources Sector Index Total Return ***	19.56%	(5.55)%	(2.24)%	(3.13)%	7.95%	(1.19)%
S&P 500 Total Return Index ****	3.84%	3.99%	11.66%	12.10%	111.83%	12.30%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses were 4.82% (before waiver) as per the May 1, 2016 prospectus. The Fund imposed a maximum sales charge of 5.75% on sales of Class A shares and a maximum deffered sales charge of 1.00% on class A shares redeemed within 1 year of purchase, if such purchase was for $1 million or more. For performance information current to the most recent month-end, please call 1-866-390-0440.

**	Inception date is January 15, 2010.

***	The The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Portfolio Composition as of June 30, 2016

Holdings by Investment Type/Industry	% of Net Assets
Equity Funds	15.7%
Oil & Gas	8.3%
Biotechnology	7.5%
Computers	6.5%
Investment Companies	5.7%
Semiconductors	5.7%
Internet	4.6%
Diversified Financial Services	4.0%
REITs	4.0%
Banks	3.6%
Other *	28.8%
Other Assets & Liabilities	5.6%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

*	Other represents weightings of 3.0% or less in the following industries: Airlines, Apparel, Auto Manufactures, Commercial Services, Commodity Funds, Electronics, Energy - Alternative Sources, Home Furnishings, Insurance, Mining, Miscellaneous Manufacturing, Office/Business Equipment, Pharmaceuticals, Retail, Software and Membership Interest.

Investment Partners Absolute Return Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value

	COMMON STOCKS - 76.4%
	AIRLINES - 2.0%
3,000	United Continental Holdings, Inc. *+	$123,120

	APPAREL - 1.8%
2,000	NIKE, Inc. +	110,400

	AUTO MANUFACTURES - 1.8%
4,000	General Motors Co.	113,200

	BANKS - 3.6%
1,500	Goldman Sachs Group, Inc.+	222,870

	BIOTECHNOLOGY - 7.5%
600	Biogen, Inc. *	145,092
1,800	Celgene Corp. *+	177,534
144,100	Special Diversified Opportunities, Inc. *	141,218
		463,844
	COMMERCIAL SERVICES - 2.1%
3,500	PayPal Holdings, Inc. *+	127,785

	COMPUTERS - 6.5%
2,670	Apple, Inc.	255,252
22,000	BlackBerry Ltd. *	147,620
		402,872
	DIVERSIFIED FINANCIAL SERVICES - 4.0%
50,000	MFC Bancorp Ltd. *	109,500
5,500	Synchrony Financial *	139,040
		248,540
	ELECTRONICS - 0.4%
1,000	Benchmark Electronics, Inc. *	21,150

	ENERGY-ALTERNATE SOURCES - 2.7%
11,000	Canadian Solar Inc. *+	166,320

	HOME FURNISHINGS - 1.6%
10,000	TiVo, Inc. *	99,000

	INSURANCE - 1.9%
3,000	MetLife, Inc.	119,490

	INTERNET - 4.6%
200	Alphabet, Inc. *+	140,706
6,000	eBay, Inc. *+	140,460
		281,166
	INVESTMENT COMPANIES - 5.7%
9,389	Fifth Street Senior Floating Rate Corp.	74,737
22,587	Prospect Capital Corp.	176,630
18,462	TICC Capital Corp.	97,295
		348,662
	MINING - 2.2%
2,500	Agnico Eagle Mines Ltd. +	133,750

	MISCELLANEOUS MANUFACTURING - 2.1%
4,000	General Electric Co. +	125,920

	OFFICE/BUSINESS EQUIPMENT - 2.3%
15,000	Xerox Corp. +	142,350

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares		Value

	COMMON STOCKS - 76.4% (Continued)
	OIL & GAS - 8.3%
31,000	Sanchez Production Partners LP	$339,140
3,500	Suncor Energy, Inc. +	97,055
39,000	Surge Energy, Inc.	76,475
		512,670
	PHARMACEUTICALS - 2.1%
3,000	Mylan NV *+	129,720

	REITS - 4.0%
7,000	Chimera Investment Corp.	109,900
6,000	Government Properties Income Trust +	138,360
		248,260
	RETAIL - 1.0%
500	Home Depot, Inc. +	63,845

	SEMICONDUCTORS - 5.7%
5,000	Micron Technology, Inc. *+	68,800
12,000	Rovi Corp. *+	187,680
1,500	Skyworks Solutions, Inc. +	94,920
		351,400
	SOFTWARE - 2.5%
3,000	Microsoft Corp. +	153,510

	TOTAL COMMON STOCKS (Cost - $5,237,931)	4,709,844

	EXCHANGE TRADED FUNDS - 17.9%
	COMMODITY FUNDS - 2.2%
2,000	United States Short Oil Fund LP *	135,260

	EQUITY FUNDS - 15.7%
4,000	ProShares Short Russell2000 *	236,000
5,000	ProShares Short S&P500 *+	198,100
2,000	ProShares UltraShort Oil & Gas *	95,860
4,000	SPDR S&P Regional Banking ETF +	153,400
5,000	VanEck Vectors Gold Miners ETF +	138,500
2,500	VanEck Vectors Pharmaceutical ETF +	146,450
		968,310

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,195,544)	1,103,570

	MEMBERSHIP INTEREST - 0.1%
3	View Central, LLC * (a)	2,305
	MEMBERSHIP INTEREST (Cost - $3,293)	2,305

	TOTAL INVESTMENTS - 94.4% (Cost - $6,436,768) (b)	$5,815,719
	OTHER ASSETS AND LIABILITIES - NET - 5.6%	345,914
	NET ASSETS - 100.0%	$6,161,633

*	Non-Income producing security.

+	All or part of these securities were held as collateral for call options written as of June 30, 2016.

LP - Limited Partnership

LLC - Limited Liability Company

(a)	Restricted securities. The aggregate value of such securities is 0.1% of net assets and they have been fair valued under procedures established by the Fund’s Board of Trustees.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including call options written, is $6,584,965 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$231,325
Unrealized depreciation	(1,057,074)
Net unrealized depreciation	$(825,749)

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Contracts **		Value

	CALL OPTIONS WRITTEN - (0.9)%
25	Agnico Eagle Mines Ltd., July 2016, Call @ $50.0	$9,600
2	Alphabet, Inc., July 2016, Call @ $745.0	50
65	Canadian Solar, Inc., July 2016, Call @ $18.0	813
4	Celgene Corp, July 2016, Call @ $100.0	536
13	Celgene Corp, July 2016, Call @ $100.0	117
60	eBay, Inc., July 2016, Call @ $24.5	180
40	General Electric Co., July 2016, Call @ $30.0	6,160
4	Goldman Sachs Group, Inc., July 2016, Call @ $147.0	1,500
5	Goldman Sachs Group, Inc., July 2016, Call @ $155.0	335
40	Government Properties Income Trust, July 2016, Call @ $20.0	11,600
5	Home Depot, Inc., July 2016, Call @ $129.0	460
50	Micron Technology, Inc., July 2016, Call @ $14.5	1,800
25	Microsoft Corp., July 2016, Call @ $51.5	1,225
30	Mylan NV, July 2016, Call @ $44.0	2,550
20	NIKE Inc, July 2016, Call @ $57.0	240
35	PayPal Holdings, Inc., July 2016, Call @ $38.0	525
100	ProShares Short S&P500, July 2016, Call @ $21.0	750
120	Rovi Corp., July 2016, Call @ $17.5	2,700
15	Skyworks Solutions, Inc., July 2016, Call @ $62.0	4,305
25	SPDR S&P Regional Banking ETF, July 2016, Call @ $40.0	25
35	Suncor Energy, Inc., July 2016, Call @ $28.0	1,155
30	United Continental Holdings Inc, July 2016, Call @ $45.0	90
50	VanEck Vectors Gold Miners ETF, July 2016, Call @ $26.5	7,250
25	VanEck Vectors Pharmaceutical ETF, July 2016, Call @ $58.0	1,937
100	Xerox Corp., July 2016, Call @ $10.0	600
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $64,881)	$56,503

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (Unaudited)

ASSETS
Investment securities:
At cost	$6,436,768
At value	$5,815,719
Cash	527,174
Due from advisor	7,491
Dividends and interest receivable	9,380
Receivable for securities sold	7,840
Prepaid expenses	7,403
TOTAL ASSETS	6,375,007

LIABILITIES
Option contracts written (Premiums received $64,881)	56,503
Payable for investments purchased	132,550
Payable to related parties	5,916
Accrued expenses and other liabilities	18,405
TOTAL LIABILITIES	213,374
NET ASSETS	$6,161,633

Net Assets Consist Of:
Paid in capital	$7,968,817
Accumulated investment loss	(184,244)
Accumulated net realized loss from investments, options written and foreign currency transactions	(1,010,269)
Net unrealized depreciation on investments, options written, and foreign currency translations	(612,671)
NET ASSETS	$6,161,633

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,161,633
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	808,973
Net asset value (Net Assets divided by Shares Outstanding) and redemption price per share	$7.62
Maximum offering price per share (maximum sales charges of 5.75%) (1)	$8.08

(1)	On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends (Net of $504 foreign taxes withheld)	$91,864
Interest	595
TOTAL INVESTMENT INCOME	92,459

EXPENSES
Investment advisory fees	34,054
Administrative services fees	14,669
Transfer agent fees	10,704
Accounting services fees	10,070
Audit fees	8,205
Trustees’ fees and expenses	7,458
Compliance officer fees	6,962
Legal fees	8,701
Printing and postage expenses	5,585
Custodian fees	3,482
Registration fees	6,445
Non 12b-1 shareholder services fees	1,243
Insurance expense	94
Other expenses	249
TOTAL EXPENSES	117,921
Less: Fees waived and expenses reimbursed by the Advisor	(54,296)
NET EXPENSES	63,625

NET INVESTMENT INCOME	28,834

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(721,490)
Options written	222,919
Foreign currency transactions	(11)
Net realized loss from investments, options written and foreign currency transactions	(498,582)

Net change in unrealized appreciation/(depreciation) from:
Investments	425,111
Options written	3,907
Foreign currency translations	(444)
Net change in unrealized appreciation from investments, options written and foreign currency translations	428,574

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(70,008)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,174)

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
OPERATIONS
Net investment income	$28,834	$41,116
Net realized gain (loss) from investments, options written and foreign currency transactions	(498,582)	(434,457)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	428,574	(880,644)
Net decrease in net assets resulting from operations	(41,174)	(1,273,985)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(62,261)
Net decrease in net assets from distributions to shareholders	—	(62,261)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	308,085	191,050
Net asset value of shares issued in reinvestment of distributions to shareholders	—	18,156
Payments for shares redeemed	(169,400)	(440,435)
Net increase (decrease) in net assets from shares of beneficial interest	138,685	(231,229)

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,511	(1,567,475)

NET ASSETS
Beginning of Period	6,064,122	7,631,597
End of Period*	$6,161,633	$6,064,122
* Accumulated net investment loss:	$(184,244)	$(213,078)

SHARE ACTIVITY
Class A Shares:
Shares Sold	42,375	24,739
Shares Reinvested	—	2,440
Shares Redeemed	(23,132)	(52,587)
Net increase (decrease) in shares of beneficial interest outstanding	19,243	(25,408)

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016		December 31,		December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2015		2014	2013	2012	2011

Net Asset Value, Beginning of Period	$7.68		$9.36		$10.23	$8.96	$9.29	$10.78
Income (loss) from investment operations:
Net investment income/(loss) (1)	0.04		0.05	(5)	0.00	(0.10)	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.10)		(1.65)		(0.76)	1.37	(0.16)	(1.00)
Total from investment operations	(0.06)		(1.60)		(0.76)	1.27	(0.23)	(1.10)
Less distributions from:
Net investment income	—		(0.08)		(0.09)	—	(0.03)	—
Net realized gains	—		—		(0.02)	—	(0.07)	(0.39)
Total from distributions	—		(0.08)		(0.11)	—	(0.10)	(0.39)
Net Asset Value, End of Year	$7.62		$7.68		$9.36	$10.23	$8.96	$9.29
Total return (2)	(0.78	)% (6,7)	(17.06	)% (6)	(7.43)%	(14.17)%	(2.53)%	(10.19)%
Ratios/Supplemental Data
Net assets, end of year (000s)	$6,162		$6,064		$7,632	$8,549	$8,157	$8,573
Ratio of gross expenses to average net assets (3)	3.98	% (8)	4.01%		4.05%	4.03%	3.85%	3.64%
Ratio of net expenses to average net assets (3)	2.15	% (8)	2.62%		2.75%	2.75%	2.75%	2.75%
Ratio of net investment income (loss) to average net assets (3,4)	0.97	% (8)	0.59%		0.03%	(1.01)%	(0.74)%	(0.91)%
Portfolio Turnover Rate	40	% (7)	72%		76%	67%	88%	146%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

(5)	Represents less than $0.005 per share.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (Unaudited)

1.	ORGANIZATION

The Investment Partners Absolute Return Fund (formerly known as Investment Partners Opportunities Fund) (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$4,709,844	$—	$—	$4,709,844
Exchange Traded Funds	1,103,570	—	—	1,103,570
Membership Interest	—	—	2,305	2,305
Total	$5,813,414	$—	$2,305	$5,815,719

Liabilities *	Level 1	Level 2	Level 3	Total
Options Written	$56,503	$—	$—	$56,503
Total	$56,503	$—	$—	$56,503

There were no transfers between levels during the period. It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 2 securities during the year.

*	Refer to the Portfolio of Investments for industry classifications.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Bonds & Notes	Warrants	Membership Interest
Beginning Balance 12/31/15	$16,504	$14,254	$25,506
Total realized gain (loss)	(14)	(1,875)	(14,261)
Conversion	—	—	—
Appreciation (Depreciation)	(5,652)	(12,379)	24,335
Cost of Purchases	—	—	—
Proceeds from Sales	(10,838)	—	(33,275)
Accrued Interest	—	—	—
Net transfers in/out of level 3	—	—	—
Ending Balance 06/30/16	$—	$—	$2,305

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 Securities are (1) review of security and collateral underlying the notes (2) review of the investment’s Payment In Kind interest payments to verify they continue to be recorded on issuer’s books correctly (3) review of any additional debt being taken on by the issuer (4) issuer’s settlement discussions with unsecured creditors to potentially reduce issuer’s overall indebtedness. (5) review of competitors’ valuation characteristics in the issuer’s industry. Significant changes in any of those inputs could result in a significantly lower or higher fair value measurement.

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to level 3 investments still held at June 30, 2016 was $2,305.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2013-2015) or expected to be taken for the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,082,721 and $2,374,874, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The net change in unrealized appreciation/(depreciation) on options written was $3,907 as June 30, 2016, and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations.

For the six months ended June 30, 2016, the Fund had net gain on options written in the amount of $222,919, which is included in net realized gain from options written in the Statement of Operations. For the six months ended June 30, 2016, the Fund had a net loss on options purchased in the amount of $(629), which is included in net realized loss from investments in the Statement of Operations.

The derivative instruments outstanding as of June 30, 2016, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the six months ended June 30, 2016, were as follows:

Written Call Options
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	364	$22,232
Options written	1,587	114,079
Options exercised	(331)	(18,696)
Options expired	(759)	(50,374)
Options closed	(22)	(2,360)
Options outstanding, end of period	883	$64,881

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2016.

			Gross Amounts of Assets Presented in
Liabilities:			the Statement of Assets & Liabilities

	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$56,503	(1)	$56,503	(2)	$—	$—
Total	$56,503		$56,503		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Investment Partners Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets. During the six months ended June 30, 2016, the advisor earned $34,054 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), do not exceed 2.15% per annum of the Fund’s average daily net assets for Class A shares. During the six months ended June 30, 2016, the Advisor waived fees of $54,296.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A shares are subsequently less than 2.15% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.15% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.15% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows:

December 31, 2016	$ 107,499
December 31, 2017	$ 112,999
December 31, 2018	$ 96,895

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

The Trust, with respect to the Fund has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A and Class C shares (the “Plans”) pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the respective Plan, a distribution and shareholder servicing fee at the rate of up to 0.35% and 1.00% for Class A and Class C shares, respectively, of the Fund’s average daily net assets attributable to the relevant class. The Plan is currently inactive with respect to Class C shares. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others to provide these services and paying compensation for these services. During the six months ended June 30, 2016, pursuant to the Plan, Class A shares did not incur any 12b-1 fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. During the six months ended June 30, 2016, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the six months ended June 30, 2016, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund. The trades were cleared through Pershing LLC. For the year ended December 31, 2015, T.R. Winston & Company received $28,191 in trade commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2015 and December 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Ordinary Income	$62,261	$89,794
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$62,261	$89,794

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(347,572)	$(144,824)	$(19,291)	$(1,254,323)	$(1,766,010)

Investment Partners Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on straddles, mark-to-market on passive foreign investment companies and adjustments for real estate investment trusts and publicly traded partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $347,572.

At December 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$81,931	$62,893	$144,824

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of ordinary income distributions, and adjustments related to real estate investment trusts, publicly traded partnerships, and grantor trusts, resulted in reclassification for the year ended December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(44,748)	$48,690	$(3,942)

6.	INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2016, the Fund invested in the following restricted securities:

	Initial
	Acquisition				% of Net
Security	Date	Shares/Par	Cost	Value	Assets
View Central LLC Membership Interest	7/15/2014	3	$3,293	$2,305	0.1%

View Central, LLC is formerly Rainmaker Systems, Inc.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Investment Partners Absolute Return Fund

EXPENSE EXAMPLES

June 30, 2016 (Unaudited)

As a shareholder of the Investment Partners Absolute Return Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Absolute Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016, to June 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	1/1/16	6/30/16	1/1/2016 – 6/30/16
Actual	$1,000.00	$990.90	$12.11
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.70	$12.24

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.45%, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Investment Partners Asset Management, Inc. (Adviser to Investment Partners Absolute Return Fund)*

In connection with the regular meeting held on June 22-23, 2016, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (the “Adviser”) and the Trust, with respect to the Investment Partners Absolute Return Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser was founded in 1995 and is a management firm with approximately $90 million in assets under management that provides advisory services to individuals, families, businesses and non-profit organizations. They reviewed the experience of the key personnel at the Adviser responsible for servicing the Fund, noting that the team has varied financial industry experience, has been together for many years and has adequate resources to support the Fund. The Trustees considered the Adviser’s investment process, beginning with deep fundamental research and analysis of a company’s financial information to find investments judged to be trading at a discount to book value, low price to earnings ratio or that have high dividends. They discussed that the Adviser manages the Fund’s risks by performing due diligence of the Fund’s holdings, including engaging in shareholder activism. The Trustees noted that the Adviser maintains the ability to move portions of the Fund to cash or to use option strategies on specific investments in an attempt to enhance income and reduce risk. The Trustees discussed the Adviser’s broker-dealer selection process, considering that the Adviser analyzes qualitative and reputational factors as well as commission structure in selecting a broker-dealer that provides best execution. The Trustees noted that there have been no material compliance or litigation issues since the previous contract renewal, and the Trustees expressed approval of the Adviser’s ongoing compliance monitoring of the Fund’s investments.

Performance. The Trustees reviewed the Fund’s performance over the one, two, three and five year periods ended March 31, 2016, noting that the Fund underperformed its benchmark, Morningstar category and peer group over each period. The Trustees noted that the Fund’s standard deviation is in line with the S&P 500 index and the Fund’s Morningstar category, but the Fund has consistently and dramatically lagged the S&P 500 and Morningstar category in returns over the periods. The Trustees further noted that the Fund captures more downside than Morningstar category average while capturing less than one third of the upside. The Trustees concluded that the Adviser should continue to carefully scrutinize the Fund’s strategy and consider implementing other changes to substantially improve the Fund’s performance relative to the S&P 500 index.

Fees and Expenses. The Trustees considered the advisory fee the Adviser charges the Fund, noting that the Fund’s gross advisory fee of 1.15% is higher than the Fund’s Morningstar category and peer group, but that the Fund’s net advisory fee after fee waiver and/or expense reimbursement is 0.03%, significantly lower than the lowest advisory fee in the peer group or Morningstar category. The Trustees noted that the Fund’s net expense ratio is higher than any of the Fund’s in the peer group and significantly higher than the Morningstar category average. The Trustees considered strategies employed by the Adviser such as shareholder activism, and writing covered calls in assessing the reasonableness of the advisory fee. The Trustees also noted the Fund’s investments in MLPs, closed-end funds, business development companies, income trusts, and long and short ETFs contribute to a higher expense ratio.

Profitability. The Trustees reviewed the Adviser’s profitability from its relationship with the Fund, noting that the Adviser realized a net loss in connection with the Fund. The Trustees noted that the Adviser is waiving nearly all of the fees it is earning from the Fund. After further discussion, the Trustees concluded that the Adviser’s profits from serving as investment adviser to the Fund were not unreasonable.

Economies of Scale. The Trustees discussed the Fund’s current assets and the Adviser’s projections for assets over the next year, anticipating growth of approximately $4 million. The Trustees noted that the Adviser reduced its advisory fee from 1.50% to 1.15% and would be willing to consider adding breakpoints once the Fund realizes economies of scale at approximately $100 million in assets. The Trustees concluded that based on the anticipated size of the Fund, economies of scale are not currently being realized and may be revisited during the next annual renewal.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonable necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that the advisory fee is not unreasonable and that renewal of the Advisory Agreement is in the best interest of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR
Investment Partners Asset Management, Inc.
10 Station Place, Suite 5
Metuchen, NJ 08840

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/7/2016

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 9/7/2016